SA FUNDS – Investment Trust

SA Fixed Income Fund

SA U.S. Market Fund

SA U.S. HBtM Fund

SA U.S. Small Company Fund

SA International HBtM Fund

SA International Small Company Fund

Supplement dated September 29, 2006 to the
Statement of Additional Information dated October 28, 2005

This Supplement updates the following information contained in the above-dated Statement of Additional Information (the “SAI”) of the SA Funds – Investment Trust.

The information regarding Lending of Portfolio Securities on page 6 of the SAI is replaced in its entirety with the following information:

Lending of Portfolio Securities.  To enhance the return on its portfolio, each Fund may lend up to 33 1/3% of its total assets to securities firms and financial institutions.  Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. government securities.  Depending on the type of securities loaned, the Fund will receive initial collateral valued at 102%, 102.5% or 105% of the market value of the loaned securities.  The value of the collateral will be monitored on a daily basis, and the borrower of the securities will be required to maintain the market value of the collateral at not less than a percentage (in the range of 100% to 105%, depending on the type of securities loaned) of the market value of the loan.  The borrower pays to the lending Fund an amount equal to any dividends or interest received on loaned securities.  The Fund retains all or a portion of the interest received on investment of cash collateral and/or receives a fee from the borrower; however, the lending Fund will generally pay certain administrative and custodial fees in connection with each loan.

Each Fund has a right to call a loan and have the securities on loan returned at any time.  The Fund will generally not have the right to vote securities while they are being loaned, but it is expected that the Sub-Adviser will call a loan in anticipation of any important vote.

The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially.  In addition, each Fund is responsible for any loss that might result from its investment of the borrower’s collateral.

The Board of Trustees has appointed a securities lending agent for the Funds’ securities lending activity.  The securities lending agent maintains a list of broker-dealers, banks or other institutions that it has determined to be creditworthy.  The Funds will only enter into loan arrangements with borrowers on this list.

In the section entitled “Management of the Trust”, the information regarding Hong Ho on page 16 is replaced with the following information:

Name, Address and Date of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships / Directorships Held

Marcy Gonzales LWI Financial Inc. 3055 Olin Ave. Suite 2000 San Jose, CA 95128 DOB: 12/21/71	Secretary (since June 2006)	Fund Administrator, LWI Financial Inc. (since 2005); Manager, Advisor Services Initiatives, LWI Financial Inc. (2004); Senior Regulatory Analyst, LWI Financial Inc. (2001 – 2004).	N/A	None

The second paragraph from the bottom on page 22 of the SAI is replaced in its entirety with the following information:

The following individuals are affiliated persons of the Trust and of the Adviser: Robert Herrmann, Gerard Melia, Steven K. McGinnis, and Marcy Gonzales. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

The second paragraph under the heading “Distributor” on page 23 of the SAI is replaced in its entirety with the following information:

Robert Herrmann, Gerard Melia, Steven K. McGinnis, and Marcy Gonzales are affiliated persons of the Trust and of the Distributor.

- Please Retain This Supplement For Your Future Reference -